UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


               Delaware                 001-09553               04-2949533
     (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)          File Number)        Identification Number)


                        1515 Broadway, New York, NY 10036
               (Address of principal executive offices) (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):



[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         During 2004, the Compensation Committee (the "Committee") of the Board of Directors of Viacom Inc. designated the executive officers who would participate in the Company's Senior Executive Short-Term Incentive Plan, as amended and restated through March 20, 2003 (the "Plan"), for the 2004 fiscal year and established performance criteria and target awards for each participant. The established performance criteria related to the achievement of a specified level of the Company's operating income (determined in accordance with generally accepted accounting principles in the United States) before depreciation, amortization and inter-company eliminations, as set forth in the Plan. A copy of the Plan was filed with the Securities and Exchange Commission as Exhibit C to Viacom Inc.'s Proxy Statement dated April 21, 2003.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  VIACOM INC.
                                  (Registrant)


                                  By:    /s/ MICHAEL D. FRICKLAS
                                      -----------------------------------------
                                      Michael D. Fricklas
                                      Executive Vice President, General Counsel
                                      and Secretary




Date:  January 21, 2005